Rule 497(e)
File Nos. 811-07350; 333-162269

Trillium®
Flexible Premium Variable Deferred Annuity

Issued by Trillium Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated October 6, 2009 to the
Prospectus dated May 1, 2002

Recently, the Board of Directors of the Seligman Portfolios, Inc. (the “Seligman Board”) approved the liquidation of the Seligman Cash Management Fund (the “Cash Portfolio”).

The redemption of outstanding shares and the liquidation of the Cash Portfolio is anticipated to take place on or about December 15, 2009 (the “Redemption Date”).  As a result, effective as of the Redemption Date, the Sub-Account investing in the Cash Portfolio will be closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging Privilege or Portfolio Rebalancing involving the Cash Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Redemption Date, allocations made to the Cash Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Maxim Money Market Portfolio Sub-Account.

You may elect to transfer your contract value in the Cash Portfolio Sub-Account before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Cash Portfolio Sub-Account to another Portfolio Sub-Account or the web site at www.gwrs.com.

Any Transfer(s) from a Sub-Account of the Cash Portfolio into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Cash Portfolio Sub-Account as of the Redemption Date, your contract value invested in the Cash Portfolio Sub-Account will be automatically transferred to the Maxim Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2002.

Please keep this Supplement for future reference.